UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2009

Item 1. Report to Stockholders.

Hodges Fund
Hodges Small Cap Fund

ANNUAL REPORT
Year Ended
March 31, 2009

Hodges Fund
May 29, 2009

Dear Shareholder:

For the twelve months ending March 31, 2009, the Hodges Fund’s (HDPMX) return amounted to -53.78% compared to the return for the S&P 500 of -38.09%.  We were extremely disappointed with the relative performance of the Hodges Fund over the past year, which largely reflected the fund’s exposure to energy, infrastructure, and basic materials. While the looming credit crunch caused us to underweight housing, financials, and consumer related stocks over the past year, our bottom-up research approach led us to focus on individual companies that exhibited pricing power, had global demand characteristics, as well as represented attractive valuations relative to earnings and cash flow.  Furthermore, many of these companies tended to be engaged in commodity and infrastructure related sectors that performed well during the first half of our fiscal year, but saw the most dramatic declines in response to forced selling from hedge fund liquidations.  A dramatic drop in energy prices also took a toll on several of our top holdings including Chesapeake Energy and Transocean, which declined during the past year by 62% and 57%, respectively. Looking ahead we remain encouraged with the investment merits of many of companies in these sectors, which should benefit from the recent stimulus spending in the U.S., new demand from developing economies, and the potential for long-term price inflation.

Average Annual Total Return
through March 31, 2009

	Hodges Fund	S&P 500
YTD	-17.91%	-11.01%
One year	-53.78%	-38.09%
Three year	-22.08%	-13.06%
Five year	-6.25%	-4.76%
Ten year	-2.08%	-3.00%
Since Inception (10/9/92)	6.08%	6.28%
Expense Ratio: 1.37%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so then an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224, or visiting www.hodgesfund.com. The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total return would be reduced.

Hodges Fund

The conditions that plagued the market for the last half of 2008 continued through the first quarter of 2009. The economic slowdown has dramatically affected consumer confidence and the de-leveraging throughout the financial system continues to weigh heavily on U.S. and global equity markets, as well as debt and commodity markets. This negative shift in consumer confidence has a systemic affect throughout most industries. The companies we track are having trouble forecasting near-term business trends and their visibility is extremely nearsighted. In very turbulent times like these, we become focused on the task at hand, which is finding potential opportunities in our quest to create long term wealth for those investors that can look past the current market turmoil.

While the ongoing credit crunch and forced liquidations may result in turbulent market conditions for the foreseeable future, we are focusing on fundamentally sound companies with a history of solid earnings that we feel are trading at attractive valuations. While equity markets will likely remain volatile in 2009, we are finding no shortage of attractive investments with good risk/reward characteristics. An important element of our stock picking strategy is to focus on companies that are experiencing positive earnings trends and are often poised for P/E multiple expansion. We believe the ultimate determinants of any stock’s long-term performance are earnings and cash flow. Pricing power, the competitive landscape, and the ability to internally fund growth are important elements that we look for when sizing up long-term earnings potential and intrinsic value in each investment.

As a result, we are focusing less on short-term earnings performance and putting a greater emphasis on balance sheets.  We are, in some cases, buying stocks well below their intrinsic values or replacement cost of underlying net assets.  If the historical significance of other market declines is any guide, we believe current valuations offer opportunities for long-term wealth creation for those investors that can look past short-term market swings and overcome their emotions.

We continue to favor early cyclicals, industries that we believe should recover dramatically when the market finally bottoms; energy, especially deep water drillers and energy service; infrastructure materials, including steel and cement; and transportation, which include rail and airlines. Our top ten holdings are Transocean, Burlington Northern, Commercial Metals, Chesapeake Energy, Continental Airlines, Flowserve Corp, Texas Instruments, Texas Pacific Land Trust, Devon Energy, and Schlumberger.

We continue to pare down the Fund from in excess of 100 stocks several quarters ago to as few as 46 stocks this quarter. We feel that by focusing on our most convicted positions we should recover faster. During the quarter, we added to our positions in DryShips, Flowserve, Fossil, and GameStop. We sold

Hodges Fund

positions in AMR Corp., Boeing, Cummins, Northwest Pipe and U.S. Global Investors.

We welcome further questions and comments. Please feel free to contact us at (214) 954-1954 or (888) 878-4426.

Sincerely,

Donald W. Hodges	Craig D. Hodges
Chairman/Co-Portfolio Manager	President/Co-Portfolio Manager

The above discussion is based on the opinions of Don Hodges and Craig Hodges and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quasar Distributors, LLC, Distributor, (5/09)

Hodges Fund

SECTOR ALLOCATION At March 31, 2009 (Unaudited)

*Cash equivalents and liabilities less other assets.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited)

As a shareholder of the Hodges Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08-3/31/09).

Actual Expenses

The first line of the following table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs’ maintenance fees are charged to accounts held elsewhere, the fees

Hodges Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited) (Continued)

charged may be more or may be less than $15.00.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2009 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/08	Value 3/31/09	10/1/08 – 3/31/09*
Retail Class Actual	$1,000	$557	$5.59
Retail Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.24
Institutional Class** Actual	$1,000	$840	$2.88
Institutional Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,022	$3.17

*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.44% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

**
Institutional Share Class commenced operations on December 12, 2008.  Expenses are equal to the Fund’s expense ratio since inception of 1.04% multiplied by the average account value over the period multiplied by 110/365 (to reflect the since inception period).

Hodges Fund – Retail Shares
Value of $10,000 vs. S&P 500 Index and Russell 3000 Index

Average Annual Total Returns
				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund - Retail Shares	-53.78%	-6.25%	-2.08%	6.08%
Russell 3000	-38.20%	-4.59%	-2.25%	6.35%
S&P 500	-38.09%	-4.76%	-3.00%	6.28%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 811-0244.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market.  The indices are unmanaged, and returns include reinvested dividends.  One cannot directly invest in these indices.

Hodges Fund – Institutional Shares
Value of $10,000 vs. S&P 500 Index and Russell 3000 Index

Cumulative Total Returns
Since Inception
(12/12/08)
Hodges Fund - Institutional Shares	-16.01%
Russell 3000	-7.71%
S&P 500	-8.50%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 811-0244.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market.  The indices are unmanaged, and returns include reinvested dividends.  One cannot directly invest in these indices.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2009

Shares		Value
COMMON STOCKS: 92.6%
Airlines: 8.0%
1,350,000	Continental
	Airlines, Inc.*	$11,893,500
1,200,000	Southwest
	Airlines Co.	7,596,000
		19,489,500
Capital Markets: 0.6%
299,800	U.S. Global Investors,
	Inc. - Class A	1,460,026
Chemicals: 1.0%
30,000	Potash Corp.	2,424,300
Commercial Banks: 0.8%
300,000	Bank of
	America Corp.	2,046,000
Commercial Services & Supplies: 2.7%
1,902,900	A.T. Cross Co. -
	Class A*(1)(2)	4,681,134
55,000	Coinstar, Inc.*	1,801,800
		6,482,934
Construction Materials: 4.6%
450,000	Texas Industries, Inc.	11,250,000
Electronic Equipment & Instruments: 1.0%
543,900	Napco Security
	Systems, Inc.*	565,656
974,200	Wireless Ronin
	Technologies, Inc.*(1)	1,948,400
		2,514,056
Energy Equipment & Services: 16.6%
400,000	Atwood
	Oceanics, Inc.*	6,636,000
98,000	Bristow Group, Inc.*	2,100,140
255,000	Halliburton Co.	3,944,850
100,000	National-Oilwell, Inc.*	2,871,000
225,000	Schlumberger, Ltd.	9,139,500
265,000	Transocean, Inc.*	15,592,600
		40,284,090
Food Products: 2.8%
300,000	Cal-Maine Foods, Inc.	6,717,000
Health Care Equipment & Supplies: 0.7%
200,000	Boston Scientific
	Corp.*	1,590,000
Hotels, Restaurants & Leisure: 5.7%
300,000	Gaylord
	Entertainment Co.*	2,499,000
1,000,000	Krispy Kreme
	Doughnuts, Inc.*	1,600,000
1,000,000	Luby’s, Inc.*	4,910,000
430,000	Starbucks Corp.*	4,777,300
		13,786,300
Hypermarkets & Super Centers: 5.2%
410,000	PriceSmart, Inc.	7,384,100
100,000	Wal-Mart Stores, Inc.	5,210,000
		12,594,100
Machinery: 7.0%
205,000	Flowserve Corp.	11,504,600
600,000	Trinity
	Industries, Inc.	5,484,000
		16,988,600
Marine: 1.8%
850,000	DryShips, Inc.	4,326,500
Medical Devices: 0.8%
20,000	Intuitive
	Surgical, Inc.*	1,907,200
Metals & Mining: 8.8%
120,000	Cliff’s Natural
	Resources, Inc.	2,179,200
1,200,000	Commercial
	Metals Co.	13,860,000
250,000	United States
	Steel Corp.	5,282,500
		21,321,700
Oil, Gas & Consumable Fuels: 9.3%
707,000	Chesapeake
	Energy Corp.	12,061,420
400,100	Cubic Energy, Inc.*	668,167
200,000	Devon Energy Corp.	8,938,000
135,000	GMX Resources, Inc.*	877,500
		22,545,087

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Shares		Value
COMMON STOCKS: 92.6% (Continued)
Road & Rail: 7.1%
255,000	Burlington Northern
	Santa Fe Corp.	$15,338,250
150,000	Kansas City
	Southern*	1,906,500
		17,244,750
Specialty Retail: 3.8%
200,000	Gamestop Corp.*	5,604,000
600,000	Rocky Mountain
	Chocolate Factory,
	Inc.(1)(2)	3,708,000
		9,312,000
Textiles, Apparel & Luxury Goods: 2.2%
2,200,000	Crocs, Inc.*	2,618,000
175,000	Fossil, Inc.*	2,747,500
		5,365,500
Transportation Infrastructure: 2.1%
310,000	Aegean Marine
	Petroleum
	Network, Inc.	5,192,500
TOTAL COMMON STOCKS
(Cost $414,571,822)		224,842,143
PARTNERSHIPS & TRUSTS: 4.9%
202,300	Mesabi Trust	1,499,043
408,000	Texas Pacific
	Land Trust	10,404,000
		11,903,043
TOTAL PARTNERSHIPS & TRUSTS
(Cost $15,527,373)		11,903,043
WARRANTS: 0.0%
2,214	Krispy Kreme
	Doughnuts, Inc.
	Expiration:
	March 2012	22
TOTAL WARRANTS
(Cost $0)		22
SHORT-TERM INVESTMENT: 2.9%
7,082,577	Fidelity Institutional
	Money Market
	Portfolio	7,082,577
TOTAL SHORT-TERM INVESTMENT
(Cost $7,082,577)		7,082,577
TOTAL INVESTMENTS
IN SECURITIES: 100.4%
(Cost $437,181,772)		243,827,785
Liabilities in Excess
of Other Assets: (0.4)%		(1,064,280)
TOTAL NET
ASSETS: 100.0%		$242,763,505

*	Non-income producing security.
(1)	Affiliated company as defined by the Investment Company Act of 1940. See Note 6 in Notes to Financial Statements.
(2)	Security is considered illiquid. As of March 31, 2009, the value of these investments was $8,389,134 or 3.5% of total net assets. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2009

ASSETS
Investments in securities of unaffiliated issuers, (cost $414,527,443)	$233,490,251
Investments in securities of affiliated issuers,
(cost $22,654,329) (Note 6)	10,337,534
Total investments, at value
(cost $437,181,772) (Note 2)	243,827,785
Cash	39
Receivables:
Investment securities sold	3,598,860
Fund shares sold	591,442
Dividends and interest	286,663
Prepaid expenses	28,100
Total assets	248,332,889

LIABILITIES
Payables:
Investment securities purchased	4,373,297
Fund shares redeemed	653,819
Investment advisory fees	164,288
Administration fees	10,596
Custody fees	7,228
Distribution fees	184,480
Fund accounting fees	13,500
Transfer agent fees	108,192
Chief compliance officer fees	1,200
Other accrued expenses	52,784
Total liabilities	5,569,384
NET ASSETS	$242,763,505

COMPONENTS OF NET ASSETS
Paid-in capital	569,959,570
Undistributed net investment income	2,095,715
Accumulated net realized loss on investments and options	(135,937,793)
Net unrealized depreciation on investments and options	(193,353,987)
Net assets	$242,763,505

COMPUTATION OF NET ASSET VALUE
Retail Shares:
Net assets	$242,711,155
Shares issued and outstanding (unlimited number of shares
authorized without par value)	21,609,842
Net asset value, and redemption price per share	$11.23
Institutional Shares:
Net assets	$52,350
Shares issued and outstanding (unlimited number of shares
authorized without par value)	4,661
Net asset value, and redemption price per share	$11.23

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $2,377 foreign withholding tax)	$6,252,290
Dividends from affiliated investments	227,759
Interest	76,018
Total investment income	6,556,067

EXPENSES (Note 3)
Investment advisory fees	4,227,051
Distribution fees	1,243,217
Transfer agent fees	676,773
Administration fees	251,965
Reports to shareholders	116,521
Fund accounting fees	94,991
Registration fees	75,227
Custody fees	36,675
Miscellaneous expenses	26,489
Audit fees	23,200
Trustee fees	18,348
Interest expense (note 7)	16,889
Legal fees	12,879
Insurance expense	6,561
Chief Compliance Officer fees	5,211
Total expenses	6,831,997
Net investment loss	(275,930)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized loss on unaffiliated
investments and options	(131,523,689)
Net realized loss on affiliated investments	(83,573)
Net realized gain on options written	1,002,633
Change in net unrealized
depreciation on investments	(226,730,826)
Net realized and unrealized loss
on investments and options	(357,335,455)
Net decrease in net assets
resulting from operations	$(357,611,385)

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(275,930)	$(2,143,260)
Net realized loss on unaffiliated
investments and options	(131,523,689)	(155,817)
Net realized loss on affiliated investments	(83,573)	—
Net realized gain on options written	1,002,633	—
Change in net unrealized depreciation
on investments and options	(226,718,580)	(50,885,608)
Change in net unrealized
appreciation on options written	(12,246)	12,246
Net decrease in net assets
resulting from operations	(357,611,385)	(53,172,439)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Retail Shares	(4,206,756)	(18,164,058)
Total distributions to shareholders	(4,206,756)	(18,164,058)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in
outstanding shares (a) (b)	(16,734,159)	75,706,860
Total increase in net assets	(378,552,300)	4,370,363

NET ASSETS
Beginning of year	621,315,805	616,945,442
End of year	$242,763,505	$621,315,805
Undistributed net investment income	$2,095,715	$569,123

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value
Shares sold
Retail	11,019,161	$204,492,778	9,737,124	$274,711,157
Institutional	4,661	60,677	—	—
Shares issued in reinvestment
of distributions
Retail	322,227	4,134,174	654,957	17,788,630
Institutional	—	—	—	—
Shares redeemed (b)
Retail	(14,974,258)	(225,421,788)	(8,024,893)	(216,792,927)
Institutional	—	—	—	—
Net increase	(3,628,209)	$(16,734,159)	2,367,188	$75,706,860

(b)	Net of redemption fees on Retail class of $206,635 and $187,269, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2009	2008	2007	2006	2005
Retail Shares
Net asset value,
beginning of period	$24.61	$26.97	$25.64	$20.30	$17.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	(0.09)	(0.05)	(0.04)	(0.12)
Net realized and
unrealized gain (loss)
on investments	(13.22)	(1.58)	2.39	6.28	3.01
Total from investment
operations	(13.23)	(1.67)	2.34	6.24	2.89

LESS DISTRIBUTIONS:
From net
realized gain	(0.16)	(0.70)	(1.02)	(0.90)	(0.11)
Paid-in capital from
redemption fees
(Note 2)	0.01	0.01	0.01	0.00 *	0.00 *
Net asset value,
end of period	$11.23	$24.61	$26.97	$25.64	$20.30
Total return	(53.78)%	(6.40)%	9.36%	31.42%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$242.7	$621.3	$616.9	$485.7	$97.9
Ratio of expenses to
average net assets	1.37%	1.37%	1.42%	1.47%	1.68%
Ratio of net
investment loss to
average net assets	(0.04)%	(0.31)%	(0.20)%	(0.39)%	(0.94)%
Portfolio turnover rate	80%	73%	62%	51%	46%

*	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	December 12, 2008*
	through
	March 31, 2009
Institutional Shares
Net asset value, beginning of period	$13.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	(2.16)
Total from investment operations	(2.14)
Net asset value, end of period	$11.23
Total return	(16.01)%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$0.05
Ratio of expenses to average net assets	1.04%	+
Ratio of net investment loss to average net assets	0.29%	+
Portfolio turnover rate	80%	^

*	Commencement of operations.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund
May 29, 2009

Dear Shareholder:

The past year has proven to be a challenging period for financial markets as troubling conditions in the banking system spread to all areas of the capital markets and facilitated a severe global economic recession.  By now the challenging conditions surrounding the financial system have been well documented, so we will spend little time reviewing the macro conditions that affected the fund this past fiscal year.  Instead, we think now is a good time to reflect on the reality of today’s economic backdrop and focus on the long-term investment strategy that we are executing in the Hodges Small Cap Fund.

For the past twelve months ending March 31, 2009, the Hodges Small Cap Fund’s (HDPSX) return amounted to -48.68% compared to a -37.50% return for the Russell 2000 index.  Relative performance during these twelve months was adversely impacted by the fund’s exposure to energy, infrastructure, and basic materials. While the looming credit crunch caused us to underweight housing, financials, and consumer related stocks over the past year, our bottom-up research approach led us to focus on individual companies that exhibited pricing power, had global demand characteristics, as well as represented attractive valuations relative to earnings and cash flow.  Furthermore, many of these companies tended to be engaged in commodity and infrastructure related sectors that performed well during the first half of our fiscal year, but saw the most dramatic declines in response to forced selling from hedge fund liquidations.  A dramatic drop in energy prices also took a toll on many of our oil and natural gas stocks.  Looking ahead, we expect many of these stocks, such as Commercial Metals Co., Kirby Corp., and Atwood Oceanics, to regain leadership as the market recovers due to the underlying intrinsic value of their assets and new demand from global stimulus efforts.  We have also started to find potential opportunities across a broad number of sectors to include a few retail and consumer related companies, such as Liz Claiborne and America’s Car Mart.

Hodges Small Cap Fund

Average Annual Total Return
through March 31, 2009

	Year Ended	Since Inception
	3-31-09	12-18-07
Hodges Small Cap Fund	-48.68%	-42.88%
Russell 2000 Index	-37.50%	-35.20%
Gross Expense Ratio: 1.94%
Net Expense Ratio: 1.40%*

*	The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses indefinitely. This figure excludes Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so then an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224, or visiting www.hodgessmallcapfund.com. The Fund imposes a 1.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total return would be reduced. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

As many small cap stocks remain out-of-favor, we view current market conditions as a particularly good  time for bottom-up stock picking in small caps as the trading liquidity and market inefficiencies have been most exaggerated in these stocks.  We would also note that small cap stocks have historically outperformed large cap stocks in the first twelve months after a recession has ended.

Although uncertainty may result in turbulent markets for the foreseeable future, we have taken a deep breath and are concentrating on stocks that have strong fundamentals and in our view are the best positioned to see a recovery once financial markets stabilize.  As a result, we are focusing less on short-term earnings performance and putting a greater emphasis on balance sheets. We are, in some cases, buying stocks well below the replacement cost of their underlying net assets. As of 3/31/09, our top 10 holdings in the Hodges Small Cap Fund were Commercial Metals 6.74%, Texas Pacific Land Trust 5.78%, Atwood Oceanics 5.37%, Cal Maine Foods Inc 4.35%, Kirby Corp. 4.32%, PriceSmart Inc 4.08%, Continental Airlines 4.00%, KBR Inc 3.58%, America’s Car Mart Inc 3.52% and GEO Group Inc 3.43% . If the historical significance of other market declines is any guide, we believe current valuations offer potential

Hodges Small Cap Fund

opportunities for long-term wealth creation for those investors that can look past short-term market swings and overcome their emotions.

Looking ahead, you should know that our portfolio managers and analysts are hard at work studying companies, meeting with management teams, observing trends, and attempting to navigate through the daily noise surrounding today’s financial markets.  Like you, all of our portfolio managers are significant shareholders in the Hodges Small Cap Fund.  If we can assist you in any way, please let us know.

Sincerely,

Craig D. Hodges	Don W. Hodges
Co-Portfolio Manager	Co-Portfolio Manager

Gary Bradshaw	Eric J. Marshall, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Craig Hodges, Don Hodges, Gary Bradshaw and Eric Marshall and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which tend to have limited liquidity and greater volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Current and future portfolio holdings are subject to risk.

Quasar Distributors, LLC, Distributor, (5/09)

Hodges Small Cap Fund

SECTOR ALLOCATION At March 31, 2009 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Period Ended March 31, 2009 (Unaudited)

As a shareholder of the Hodges Small Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08 - 3/31/09).

Actual Expenses

The first line of the following table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees

Hodges Small Cap Fund

EXPENSE EXAMPLE For the Period Ended March 31, 2009 (Unaudited) (Continued)

charged may be more or may be less than $15.00.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Small Cap Fund

EXPENSE EXAMPLE For the Period Ended March 31, 2009 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/08	Value 3/31/09	10/1/08 – 3/31/09*
Retail Class Actual	$1,000	$591	$5.55
Retail Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.04
Institutional Class** Actual	$1,000	$894	$3.28
Institutional Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,021	$3.50

*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.40% (reflecting fees and waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

**
Institutional Share Class commenced operations on December 12, 2008.  Expenses are equal to the Fund’s expense ratio since inception of 1.15% multiplied by the average account value over the period multiplied by 110/365 (to reflect the since inception period).

Hodges Small Cap Fund – Retail Shares
Value of $10,000 vs. Russell 2000 Index

Average Annual Total Returns
		Since Inception
	1 year	(12/18/07)
Hodges Small Cap - Retail Shares	-48.68%	-42.88%
Russell 2000	-37.50%	-35.20%

The performance date quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 811-0244.  An investment should not be made solely on returns.  The Fund imposes a 1.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index is a stock index consisting of the 3,000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market.  The indices are unmanaged, and returns include reinvested dividends.  Once cannot directly invest in these indices.

Hodges Small Cap Fund – Institutional Shares
Value of $10,000 vs. Russell 2000 Index

Cumulative Total Returns
Since Inception
(12/12/08)
Hodges Small Cap - Institutional Shares	-10.64%
Russell 2000	-9.19%

The performance date quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 811-0244.  An investment should not be made solely on returns.  The Fund imposes a 1.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index is a stock index consisting of the 3,000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market.  The indices are unmanaged, and returns include reinvested dividends.  Once cannot directly invest in these indices.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2009

Shares		Value
COMMON STOCKS: 91.8%
Aerospace & Defense: 3.4%
40,000	KBR, Inc.	$552,400
Airlines: 3.9%
70,000	Continental
	Airlines, Inc.*	616,700
Automotive Retail: 3.4%
40,000	America’s
	Car Mart, Inc.*	543,600
Commercial Services & Supplies: 4.4%
70,000	A.T. Cross Co. -
	Class A*(1)	172,200
40,000	The Geo Group, Inc.*	530,000
		702,200
Construction Materials: 2.3%
15,000	Texas Industries, Inc.	375,000
Electrical Equipment: 6.0%
20,000	AZZ, Inc.*	527,800
30,000	Baldor Electric Co.	434,700
		962,500
Electronic Equipment & Instruments: 1.2%
95,000	Wireless Ronin
	Technologies, Inc.*	190,000
Energy Equipment & Services: 5.2%
50,000	Atwood
	Oceanics, Inc.*	829,500
Food & Staples Retailing: 6.6%
35,000	PriceSmart, Inc.	630,350
25,000	Whole Foods
	Market, Inc.	420,000
		1,050,350
Food Products: 5.9%
30,000	Cal-Maine Foods, Inc.	671,700
150,000	Pilgrim’s Pride Corp.	270,000
		941,700
Health Care Providers & Services: 1.9%
5,000	Emergency Medical
	Services, Inc.*	156,950
15,000	Odyssey
	HealthCare, Inc.*	145,500
		302,450
Hotels Restaurants & Leisure: 1.8%
35,000	Gaylord
	Entertainment Co.*	291,550
Internet & Catalog Retail: 1.8%
50,000	Sport Supply
	Group, Inc.	286,000
IT Services: 0.6%
250,000	Points
	International, Ltd.*	100,000
Machinery: 5.4%
45,000	Titan Machinery, Inc.*	404,550
50,000	Trinity Industries, Inc.	457,000
		861,550
Marine: 8.0%
60,000	Dryships, Inc.	305,400
25,000	Genco Shipping
	& Trading, Ltd	308,500
25,000	Kirby Corp.*	666,000
		1,279,900
Metals & Mining: 10.4%
15,000	Cliff’s Natural
	Resources, Inc.	272,400
90,000	Commercial
	Metals Co.	1,039,500
35,000	Massey Energy Co.	354,200
		1,666,100
Oil, Gas & Consumable Fuels: 8.4%
30,000	Alon USA Energy, Inc.	411,000
80,000	Crosstex Energy, Inc.	131,200
175,000	Cubic Energy, Inc.*	292,250
15,000	Encore
	Acquisition Co.*	349,050
120,000	Parallel
	Petroleum Corp.*	153,600
		1,337,100

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Shares		Value
COMMON STOCKS: 91.8% (Continued)
Pharmaceutical Preparations: 0.8%
20,000	Flamel Technologies -
	ADR*	$120,000
Road & Rail: 2.8%
35,000	Kansas City Southern*	444,850
Specialty Retail: 0.7%
20,000	Chico’s FAS, Inc.*	107,400
Textiles, Apparel & Luxury Goods: 4.3%
20,000	Fossil, Inc.*	314,000
150,000	Liz Claiborne, Inc.	370,500
		684,500
Transportation Infrastructure: 2.6%
25,000	Aegean Marine
	Petroleum
	Network, Inc.	418,750
TOTAL COMMON STOCKS
(Cost $20,029,237)		14,664,100
PARTNERSHIP & TRUST: 5.6%
35,000	Texas Pacific
	Land Trust	892,500
TOTAL PARTNERSHIP & TRUST
(Cost $1,073,274)		892,500
SHORT-TERM INVESTMENT: 1.9%
307,087	Fidelity Institutional
	Money Market
	Portfolio	307,087
TOTAL SHORT-TERM INVESTMENT
(Cost $307,087)		307,087
TOTAL INVESTMENTS
IN SECURITIES: 99.3%
(Cost $21,409,598)		15,863,687
Other Assets in Excess
of Liabilities: 0.7%		104,503
TOTAL NET
ASSETS: 100.00%		$15,968,190

*	Non-income producing security.
(1)	Security is considered illiquid. As of March 31, 2009, the value of these investments was $172,200 or 1.1% of total net assets. See Note 2 in Notes to Financial Statements.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2009

ASSETS
Investments in securities, (cost $21,409,598)	$15,863,687
Cash	300
Receivables:
Investment securities sold	184,013
Fund shares sold	42,355
Dividends and interest	3,358
Due from advisor, net	14,597
Prepaid expenses	37,714
Total assets	16,146,024

LIABILITIES
Payables:
Investment securities purchased	124,240
Fund shares redeemed	11,068
Administration fees	1,488
Custody fees	652
Distribution fees	10,510
Fund accounting fees	900
Transfer agent fees	8,840
Chief Compliance Officer fees	1,100
Other accrued expenses	19,036
Total liabilities	177,834
NET ASSETS	$15,968,190

COMPONENTS OF NET ASSETS
Paid-in capital	26,454,365
Accumulated net realized loss on investments	(4,940,264)
Net unrealized depreciation on investments	(5,545,911)
Net assets	$15,968,190

COMPUTATION OF NET ASSET VALUE
Retail Shares:
Net assets	$15,900,268
Shares issued and outstanding (unlimited number of shares
authorized without par value)	3,266,577
Net asset value, and redemption price per share	$4.87
Institutional Shares:
Net assets	$67,922
Shares issued and outstanding (unlimited number of shares
authorized without par value)	13,959
Net asset value, and redemption price per share	$4.87

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENT OF OPERATIONS For the Period Ended March 31, 2009

INVESTMENT INCOME
Dividends	$178,404
Interest	15,736
Total investment income	194,140

EXPENSES (Note 3)
Investment advisory fees	130,169
Transfer agent fees	50,253
Distribution fees	38,249
Registration fees	24,271
Miscellaneous expenses	23,619
Audit fees	16,110
Administration fees	10,972
Reports to shareholders	6,623
Legal fees	6,564
Trustee fees	6,021
Chief Compliance Officer fees	5,996
Fund accounting fees	5,298
Custody fees	2,675
Insurance expense	1,347
Total expenses	328,167
Less: fees waived	(113,807)
Net expenses	214,360
Net investment loss	(20,220)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(4,868,984)
Net realized gain on options written	97,364
Change in net unrealized depreciation on investments	(5,437,681)
Net realized and unrealized loss
on investments and options	(10,209,301)
Net decrease in net assets
resulting from operations	$(10,229,521)

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

		December 18,
	Year Ended	2007* through
	March 31, 2009	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(20,220)	$(7,879)
Net realized loss on investments	(4,868,984)	(185,664)
Net realized gain on options written	97,364	—
Net increase from payments by affiliates
on the disposal of investments
in violation of restrictions	—	16,536
Change in net unrealized depreciation
on investments and options	(5,437,681)	(108,230)
Net decrease in net assets
resulting from operations	(10,229,521)	(285,237)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a) (b)	16,773,786	9,709,162
Total increase in net assets	6,544,265	9,423,925

NET ASSETS
Beginning of period/year	9,423,925	—
End of period/year	$15,968,190	$9,423,925
Accumulated net investment loss	$—	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value
Shares sold
Retail	3,629,274	$24,285,703	1,018,053	$9,938,267
Institutional	13,959	73,806	—	—
Shares redeemed (b)
Retail	(1,355,853)	(7,585,723)	(24,897)	(229,105)
Institutional	—	—	—	—
Net increase	2,287,380	$16,773,786	993,156	$9,709,162

(b)	Net of redemption fees on Retail class of $10,732 and $206, respectively.
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

		December 18,
	Year Ended	2007* through
	March 31,	March 31,
	2009	2008
Retail Shares
Net asset value, beginning of period	$9.49	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	(0.01)
Net realized and unrealized loss on investments	(4.61)	(0.52)
Net increase from payments by affiliates
on the disposal of investments in
violation of restrictions	—	0.02
Total from investment operations	(4.62)	(0.51)
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00	**
Net asset value, end of period/year	$4.87	$9.49
Total return	(48.68)%	(5.10)%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$15.9	$9.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.14%	2.88%	+
After fees waived and expenses absorbed	1.40%	1.40%	+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.87)%	(1.86)%	+
After fees waived and expenses absorbed	(0.13)%	(0.38)%	+
Portfolio turnover rate	109%	23%	^

*	Commencement of operations.
**	Amount is less than $0.01.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	December 12, 2008*
	through
	March 31, 2009
Institutional Shares
Net asset value, beginning of period	$5.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—	**
Net realized and unrealized gain on investments	(0.58)
Total from investment operations	(0.58)
Net asset value, end of period	$4.87
Total return	(10.64)%	^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$0.07

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.89%	+
After fees waived and expenses absorbed	1.15%	+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.62)%	+
After fees waived and expenses absorbed	0.12%	+
Portfolio turnover rate	109%	^

*	Commencement of operations.
**	Amount is less than $0.01
^	Not Annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009

NOTE 1 – ORGANIZATION

Hodges Fund and Hodges Small Cap Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Hodges Fund commenced operations on October 9, 1992.  The Hodges Fund currently offers two classes of shares: Retail Shares and Institutional Shares.  Retail Shares commenced operation on October 9, 1992 and Institutional Shares commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007.  The Hodges Small Cap Fund currently offers two classes of shares: Retail Shares and Institutional Shares.  Retail Shares commenced operation on December 18, 2007 and Institutional Shares commenced operations on December 12, 2008.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund is long-term capital appreciation.  The Hodges Fund primarily invests in common stocks of domestic companies of any market capitalization, from larger well-established companies to smaller, emerging growth companies.  The investment objective of the Hodges Small Cap Fund is long-term capital appreciation.  The Hodges Small Cap Fund invests at least 80% of its net assets in the stocks of small capitalization companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Short term securities that have maturities of less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Options written and purchased by the Funds are valued at the composite price using the National Best Bid and Offer quotes.

Securities for which quotations are not readily available, or if the closing price doesn’t represent fair value, are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2009, the Funds did not hold fair valued securities.

Financial Accounting Standards Board No. 157.  In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds adopted SFAS 157 as of April 1, 2008.  A summary of the fair value hierarchy under FAS 157 is described below.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2009:

Hodges Fund
Investments
Description	in securities
Level 1 – Quoted Prices	$243,827,785
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$243,827,785
Hodges Small Cap Fund
Investments
Description	in securities
Level 1 – Quoted Prices	$15,863,687
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$15,863,687

B.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of March 31, 2009, the Hodges Fund and Hodges Small Cap Fund have post-October losses of $126,322,190 and $4,404,125, respectively, which will be recognized the following year.

For the period ended March 31, 2009, the Hodges Fund and Hodges Small Cap Fund have capital loss carryforwards in the amounts of $6,694,591 and $298,390, respectively, which expire on March 31, 2017.

Financial Accounting Standards Board Interpretation No. 48. Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of March 31, 2009, open Federal and Massachusetts tax years for the Hodges Fund include the tax years ended March 31, 2006 through March 31, 2009.  Open Federal and Massachusetts tax years for the Hodges Small Cap Fund include the tax years ended March 31, 2008 through March 31, 2009.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2009.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first in, first out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  Each Fund may purchase call and put options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium is subtracted from the cost of the purchase of the underlying security in determining whether a Fund has realized a gain or loss.  The Funds, as

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The activity in options written during the year ended March 31, 2009, is as follows:

			Hodges
	Hodges Fund		Small Cap Fund
		Premiums		Premiums
	Contracts	Received	Contracts	Received
Options outstanding,
beginning of year	100	$329,746	—	$—
Options written	9,450	2,072,035	650	115,239
Options exercise	(750)	(318,473)	—	—
Options expired	(7,000)	(355,150)	(400)	(19,495)
Options closed	(1,800)	(1,728,158)	(250)	(95,744)
Options outstanding,
end of year	—	$—	—	$—

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% and 1.00% redemption fee, respectively, on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.	Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At March 31, 2009, the Hodges Fund had investments in illiquid securities with a total value of $8,389,134 or 3.5% of total net assets.

	Shares	Dates Acquired	Cost Basis
Rocky Mountain
Chocolate Factory, Inc.	600,000	3/04 – 12/08	$ 6,999,136
A.T. Cross Co. - Class A	1,902,900	11/06 – 3/09	$10,731,134

At March 31, 2009, the Hodges Small Cap Fund had investments in illiquid securities with a total value of $172,200 or 1.1% of total net assets.

	Shares	Dates Acquired	Cost Basis
A.T. Cross Co. - Class A	70,000	12/07 – 3/09	$399,602

I.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

J.
New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, now derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

K.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2009, the Hodges Fund increased accumulated net investment income by $1,802,522, decreased accumulated net realized loss on investments and options by $278,619 and decreased paid-in capital by $2,081,141.  For the year ended March 31, 2009, the Hodges Small Cap Fund increased accumulated net investment loss by $20,220, decreased accumulated net realized loss on investments and options by $484 and decreased paid-in capital by $20,704.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of each Fund.  For the year ended March 31, 2009, the Hodges Fund and Hodges Small Cap Fund incurred $4,227,051 and $130,169, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit the Hodges Small Cap Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.40% for Retail Shares and 1.15% for Institutional Shares.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Hodges Small Cap Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  The Hodges Small Cap Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the fiscal year ended March 31, 2009, the Advisor waived $113,807 in fees for the Hodges Small Cap Fund.

At March 31, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Small Cap Fund that may be recouped was $144,186.  The Advisor may recapture portions of the above amount no later than the dates stated below:

	March 31, 2011	March 31, 2012
Hodges Small Cap Fund	$30,379	$113,807

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the fiscal year ended March 31, 2009, the administrator received a monthly fee at the following annual rates:

First $750 million	0.05% of average daily net assets
Next $750 million	0.04% of average daily net assets
Over $1.5 billion	0.03% of average daily net assets

For the year ended March 31, 2009, the Hodges Fund and Hodges Small Cap Fund incurred $251,965 and $10,972 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2009, the Hodges Fund and Hodges Small Cap Fund were allocated $5,211 and $5,996 of the Trust’s Chief Compliance Officer fee, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund’s Retail Shares may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, no reimbursement for specific expenses incurred.  For the fiscal year ended March 31, 2009, the Hodges Fund and Hodges Small Cap Fund incurred $1,243,217 and $38,249 in distribution fees, respectively.

For the year ended March 31, 2009, First Dallas Securities, an affiliate of the Advisor, received $558,729 and $68,380 in brokerage commissions with respect to the Hodges Fund’s and the Hodges Small Cap Fund’s portfolio transactions, respectively.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Hodges Fund, excluding short-term investments, for the year ended March 31, 2009, were $391,177,249 and $419,472,151, respectively.  The cost of purchases and proceeds from the sale of short-term U.S. Government obligations for the Hodges Fund, were $8,720,895 and $8,720,434, respectively.

The cost of purchases and proceeds from the sales of securities for the Hodges Small Cap Fund, excluding short-term investments, for the year ended March 31, 2009 were $32,606,830 and $15,773,052, respectively.  There were no purchases or sales of U.S. Government obligations for the Hodges Small Cap Fund the year ended March 31, 2009.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2009 and 2008 for the Fund was as follows:

Hodges Fund

	2009	2008
Distributions paid from:
Long-term capital gain*	$4,206,756	$5,875,252
Ordinary income	—	12,288,806

For the periods ended March 31, 2009 and March 31, 2008, there were no distributions for the Hodges Small Cap Fund.

*	Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Hodges
	Hodges Fund	Small Cap Fund
Cost of investments	$438,007,089	$21,647,347
Gross tax unrealized appreciation	$10,232,558	$1,103,280
Gross tax unrealized depreciation	(204,411,842)	(6,886,940)
Net tax unrealized appreciation	(194,179,284)	(5,783,660)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	(194,179,284)	(5,783,660)
Other accumulated gains/(losses)	(133,016,781)	(4,702,515)
Total accumulated earnings	$(327,196,065)	$(10,486,175)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, limited partnership income, and grantor trust distributions.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund.  As of March 31, 2009, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $10,337,534, representing 4.3% of net assets.  For the year ended March 31, 2009, the Hodges Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance			Value
	March			March			March
	31,			31,	Realized	Dividend	31,	Acquisition
	2008	Purchases	Sales	2009	Loss	Income	2009	Cost
A.T. Cross
Co. - Class A	950,000	952,900	—	1,902,900	$—	$—	$4,681,134	$10,731,134
Rocky
Mountain
Chocolate
Factory, Inc.	550,830	49,170	—	600,000	$—	$227,759	$3,708,000	$6,999,136
Wireless Ronin
Technologies,
Inc.	842,500	150,000	18,300	974,200	$(83,573)	$—	$1,948,400	$4,924,059
Total							$10,337,534	$22,654,329

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Hodges Fund a credit facility pursuant to a separate Loan and Security Agreement to be used temporarily for extraordinary or emergency purposes, including the financing of redemption payments.  For the year ended March 31, 2009, the average interest rate on the outstanding principal amount was 4.45%.  Advances are not collateralized by a first lien against the Fund’s assets.  During year ended March 31, 2009, the Hodges Fund had an outstanding average daily loan balance of $469,019.  The maximum amount outstanding for the current lending agreement during that period was $24,788,000.  Interest expense amounted to $16,889 for the Hodges Fund.  At March 31, 2009, the Hodges Fund did not have a loan payable balance.  During the year ended March 31, 2009, the Hodges Small Cap Fund was approved for a line of credit of $3,000,000 but did not incur interest expenses during the fiscal year.

Hodges Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Hodges Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Hodges Fund and Hodges Small Cap Fund, each a series of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year then ended and for Hodges Fund the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for Hodges Small Cap Fund the statement of changes in net assets and the financial highlights for the year then ended and for the period December 18, 2007 (commencement of operations) to March 31, 2008.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund and Hodges Small Cap Fund as of March 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 28, 2009

Hodges Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive Vice
President and Chief
Operating Officer,
Integrated Asset
Management (investment
adviser and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University of
Glendora, CA 91741			Vice President), and		Virginia Law
			Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term;	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Hodges Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	2	Independent
(born 1950)		Term;	Executive Vice President,		Trustee,
2020 E. Financial Way		Since	Investment Company		The
Suite 100		May 1991.	Administration, LLC		Managers
Glendora, CA 91741			(“ICA”) (mutual fund		Funds,
			administrator).		Managers
AMG Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term; Since	U.S. Bancorp Fund	Applicable	Applicable
2020 E. Financial Way		Aug. 2002.	Services, LLC since
Suite 100	Chief	Indefinite	July 2001.
Glendora, CA 91741	Compliance	Term; Since
	Officer	Sept. 2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	Dec. 2005.
Officer

Eric W. Falkeis	Treasurer	Indefinite	Senior Vice President	Not	Not
(born 1973)		Term;	USBFS since	Applicable	Applicable
615 East Michigan St.		Since	September 2007;
Milwaukee, WI 53202		August	Chief Financial Officer,
		2002.	U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice President,
U.S. Bancorp Fund
Services, LLC since 1997;
formerly, Chief Financial
Officer, Quasar Distributors,
LLC (2000-2003).

Hodges Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007; formerly,
Vice President and
Senior Counsel, Wells
Fargo Funds Management,
LLC (2004-2007), formerly,
Vice President and Legal
Compliance Officer, U.S.
Bancorp Fund Services,
LLC (1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Hodges Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	0.00%
Hodges Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2009, was as follows:

Hodges Fund	0.00%
Hodges Small Cap Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Funds’ website at www.hodgesfund.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ From N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedule of portfolio holdings is posted on their website at www.hodgesfund.com within ten business days after calendar quarter end along with the Hodges Fund’s monthly Top 25 Holdings and the Hodges Small Cap Fund’s monthly Top 10 Holdings.

(This Page Intentionally Left Blank.)

Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, TX  75201
(888) 998-3993

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI  53202
(866) 811-0224

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Hodges Fund	Hodges Small Cap Fund
Retail	Retail
Symbol – HDPMX	Symbol – HDPSX
CUSIP – 742935109	CUSIP – 742935299
Institutional	Institutional
Symbol – HDPIX	Symbol – HDSIX
CUSIP – 742935232	CUSIP – 742935224

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$21,000	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

Hodges Small Cap Fund

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$11,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Hodges Fund

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Hodges Small Cap Fund

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 5, 2009

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 3, 2009

* Print the name and title of each signing officer under his or her signature.